Exhibit 32.2
Form 10-KSB
Pacific Alliance Corporation
File No. 33-78910-C



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     The certification set forth below is being submitted in connection with the Pacific Alliance Corporation (the "Company") Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.

     I, David Knudson, Principal Financial Officer of the Company, certify that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Pacific Alliance Corporation.


Dated:     April 23, 2004               By: /s/ David Knudson
                                            ------------------------------------
                                            David Knudson
                                            Principal Financial Officer